AMENDMENT AGREEMENT NO. 1


         Amendment Agreement No. 1 (this "Agreement"), dated as of February 11, 1999, amending each of (i) the Borrower Security Agreement (the "Borrower Security Agreement"), dated as of October 12, 1998, among IMC MORTGAGE COMPANY, a Delaware corporation (the "Borrower"), and GREENWICH STREET CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("GSCP"), GREENWICH FUND, L.P., a Delaware limited partnership, and GSCP OFFSHORE FUND, L.P., a Cayman Islands exempted limited partnership, (each, a "Lender", and collectively, the "Lenders"), and GSCP, as Collateral Agent (the "Collateral Agent"); (ii) the Subsidiary Security Agreement, dated as of October 12, 1998 (the "Subsidiary Security Agreement"), among the undersigned subsidiaries of the Borrower party thereto (the "Subsidiary Grantors"), the Lenders and the Collateral Agent; (iii) the Guarantee Agreement, dated as of October 12, 1998 (the "Guarantee Agreement"), among the undersigned subsidiaries of the Borrower party thereto (the "Subsidiary Guarantors") and the Lenders; and (iv) the Pledge Agreement, dated as of October 12, 1998 (the "Pledge Agreement", and, collectively with the Borrower Security Agreement, the Subsidiary Security Agreement and the Guarantee Agreement, the "Subject Agreements"), among the Borrower, the Lenders and the Collateral Agent.

                                    RECITALS

         A. The Borrower entered into a Loan Agreement, dated as of October 1 (the "Initial Loan Agreement"), among the Borrower and the Lenders, pursuant to which the Lenders have agreed to extend to the Borrower Commitments to loan, in the aggregate, $33,000,000, subject to the terms and conditions set forth in the Initial Loan Agreement (the "Initial Loans").

         B. In order to induce the Lenders to enter into the Initial Loan Agreement and to extend the Initial Loans, the Borrower, the Subsidiary Grantors and the Subsidiary Guarantors agreed to enter into each of the Subject Agreements to which they are party.

         C. The Borrower is contemplating entering into an Agreement and Plan of Merger (the "Merger Agreement"), by and among GSCP, the Borrower, IMC 1999
Acquisition Co., Inc., a Delaware corporation and a wholly owned subsidiary of GSCP and its affiliates ("Acquisition"), pursuant to which Acquisition would be merged with



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and into the Borrower and GSCP and its  affiliates  would be issued common stock of the surviving corporation representing approximately 93.5% of the outstanding common stock of the surviving corporation (the "Merger").

         D. The Lenders and the Borrower desire to enter into Amendment No.1 (the "Amendment") to the Initial Loan Agreement (as so amended, and as the same may be modified, supplemented or restated from time to time, the "Loan Agreement"), providing for the Lenders to extend to the Borrower additional Commitments to loan in the aggregate an additional $5,000,000 (the "Interim Loans"), which Interim Loans are to be evidenced by the Interim Notes (as defined in the Amendment) and entitled to the benefit of certain guarantees and security provided under certain of the other Loan Documents (as defined in the Loan Agreement").

         The Borrower, the Subsidiary Guarantors, the Subsidiary Grantors, the Collateral Agent, and the Lenders hereby agree to amend the Subject Agreements as follows:

         1. Amendment to the Subject Agreements. Each reference in the Subject Agreements to the Loan Agreement, the Loans and the Notes shall refer to such terms as defined in the Loan Agreement as amended by the Amendment.

         2. Governing Law. This Agreement shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

         3. Full Force and Effect. Except as expressly provided in this Agreement, each of the Subject Agreements shall continue in full force and effect in accordance with the provisions thereof.

         4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                  IMC MORTGAGE COMPANY
                                  IMC CORPORATION OF AMERICA
                                  IMC CREDIT CARD, INC.
                                  IMC MORTGAGE COMPANY CANADA, LTD.
                                  AMERICAN HOME EQUITY CORPORATION
                                  IMC INVESTMENT CORPORATION
                                  IMC INVESTMENT LIMITED PARTNERSHIP
                                  ACG FINANCIAL SERVICES (IMC), INC.
                                  AMERICAN MORTGAGE REDUCTION, INC.
                                  CENTRAL MONEY MORTGAGE CO. (IMC), INC.
                                  COREWEST BANC
                                  EQUITY MORTGAGE CO. (IMC),  INC.
                                  IMCC INTERNATIONAL, INC.
                                  MORTGAGE AMERICA (IMC), INC.
                                  NATIONAL LENDING CENTER, INC.
                                  NATIONAL LENDING CENTER TILT, INC.
                                  NATIONAL LENDING GROUP, INC.
                                  RESIDENTIAL MORTGAGE CORPORATION (IMC), INC.


                                  By   /s/
                                       --------------------------
                                  Name:
                                  Title:


                                  GREENWICH STREET CAPITAL PARTNERS II, L.P.
                                  GSCP OFFSHORE FUND, L.P.
                                  GREENWICH FUND, L.P.

                                  By:  GREENWICH STREET
                                        INVESTMENTS II, L.L.C.,
                                        their General Partner


                                  By:  /s/
                                       --------------------------
                                       Name:
                                       Title:

                              GREENWICH STREET CAPITAL PARTNERS II, L.P.,
                                  as Collateral Agent


                               By: GREENWICH STREET
                                     INVESTMENTS II, L.L.C.,
                                     its General Partner


                                   By: /s/
                                      -----------------------------------
                                      Name:
                                      Title: